                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 14, 2005

                        American Claims Evaluation, Inc.
             (Exact name of registrant as specified in its charter)

           New York                    0-14807                   11-2601199
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)

                One Jericho Plaza, Jericho, New York              11753
             (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (516) 938-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

                  On June 14, 2005, the Board of Directors (the "Board") of
                  American Claims Evaluation, Inc. (the "Company") adopted the
                  2005 Stock Incentive Plan (the "2005 Plan") subject to
                  shareholder approval at the next Annual Meeting of
                  Shareholders. Because of the percentage of beneficial
                  ownership held by directors and management, approval of the
                  2005 Plan is assured.

                  Under the 2005 Plan, a total of 1,000,000 shares of common stock, $.01 par value ("Common Stock"), are available for
                  issuance to employees, non-employee directors, independent contractors and consultants.

Item 2.02         Results of Operations and Financial Condition.

                  On June 14, 2005, the Company issued a press release
                  announcing its financial results for the year ended March 31,
                  2005. The press release is attached hereto as Exhibit 99.1.
                  This information shall not be deemed "filed" for purposes of
                  Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the
                  Company, whether made before or after the date of this report, regardless of any general incorporation language in the
                  filing.

Item 5.02         Departure of Directors or Principal  Officers;  Election of
                  Directors;  Appointment  of Principal Officers.

                  On June 14, 2005, the Board appointed Joseph Looney to serve as an additional director of the Company. Mr. Looney was also named to serve on the Audit Committee of the Board of
                  Directors. The Board determined that Mr. Looney is independent within the meaning of the Qualitative Listing Requirements
                  (the "QLR") of the Nasdaq Stock Market as to serving as a
                  director of the Company. The Board determined that Mr. Looney is the "audit committee financial expert" as defined in
                  regulations adopted pursuant to the Sarbanes-Oxley Act of
                  2002. Finally, in connection with his appointment to the Audit
                  Committee and serving as the audit committee financial expert, the Board determined that Mr. Looney is independent in
                  accordance with the (i) requirements of the Securities
                  Exchange Act of 1934, as amended, and the regulations
                  promulgated thereunder and (ii) the QLR. A copy of the press release announcing Mr. Looney's appointments is attached
                  hereto as Exhibit 99.1.

Item 8.01         Other Events.

                  On May 26, 2005, the Company repurchased 55,000 shares of
                  Common Stock in a private transaction at an aggregate cost of
                  $84,288.

Item 9.01         Financial Statements and Exhibits.

                  (c) Exhibits.

Exhibit 99.1      Press Release of American Claims Evaluation, Inc., dated
                  June 14, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMERICAN CLAIMS EVALUATION, INC.

Date:    June 14, 2005                   By:  /s/ Gary Gelman
                                             ----------------
                                         Gary Gelman
                                         President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
-----------       -----------

  99.1            Press Release, dated June 14, 2005.